================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              -------------------

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              -------------------

                               Medium4.com, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

                              -------------------

Payment of Filing Fee (check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          _____________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _____________________________________________________________________


     5)   Total fee paid:

          ______________________________________________________________________


[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:  ___________________________________________

     2)   Form, Schedule or Registration Statement No.: ______________________

     3)   Filing Party: ______________________________________________________

     4)   Date Filed: ________________________________________________________


                              -------------------

                        Copies of all communications to:

                             IRA I. ROXLAND, Esq.
                            HELISE HARRINGTON, Esq.
                Cooperman Levitt Winikoff Lester & Newman, P.C.
                               800 Third Avenue
                           New York, New York  10022
                                (212) 688-7000

================================================================================

                               MEDIUM4.COM, INC.
                               120 Fifth Avenue
                                 Seventh Floor
                           New York, New York 10011

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 7, 2000

                               ----------------

Dear Shareholders,

  MEDIUM4.COM, INC. will hold its annual meeting of shareholders on Friday, July 7, 2000 at The American Stock Exchange, 86 Trinity Place, New York, New York. The meeting will begin at 10:00 a.m.

  At the meeting we will:

  .  elect six directors for the ensuing year.

  . vote on an amendment of our 1999 stock option plan which would increase the total number of shares with respect to which options may be granted thereunder from 400,000 to 500,000 shares.

  .  vote on a proposal to approve our new 2000 stock option plan.

  .  attend to any other business properly brought before the meeting.

  Your Board of Directors recommends that you vote in favor of each of the director-nominees identified in this proxy statement and each of the other proposals mentioned above.

  Only those persons who owned shares of our common stock at the close of business on May 31, 2000 can vote at this meeting or any adjournment thereof.

                                          Marc D. Leve
                                          Vice President--Legal Affairs,
                                          General Counsel and Secretary

New York, New York
June 7, 2000


 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY YOUR BOARD OF DIRECTORS, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                               MEDIUM4.COM, INC.
                               120 Fifth Avenue
                                 Seventh Floor
                           New York, New York 10011

                               ----------------

                                PROXY STATEMENT

                               ----------------

                             QUESTIONS AND ANSWERS

Q. Who is soliciting my vote?

A: This proxy solicitation is being made and paid for by MEDIUM4.COM, INC. Proxies are being solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us. We have also arranged for reimbursement, at the rate suggested by The American Stock Exchange, of brokerage houses, nominees, custodians, and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record.

Q: When was this proxy statement mailed to shareholders?

A: This proxy statement was first mailed to shareholders on or about June 7, 2000.

Q: Who may attend the meeting?

A: All persons who held our shares on May 31, 2000 can attend. If your shares are held through a broker and you'd like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which can be obtained from your broker), and you will be permitted to attend the meeting.

Q: On what issues am I voting?

  1. The election of six nominees to serve on our board of directors for the ensuing year.

  2. The amendment of our 1999 stock option plan to increase the total number of shares with respect to which options may be granted from 400,000 to 500,000.

  3. The approval of our new 2000 stock option plan.

Q: How does the Board recommend I cast my vote?

A: The Board recommends a vote FOR each of the director-nominees, FOR the amendment of our 1999 Stock Option Plan and FOR the approval of our 2000 Stock Option Plan.

Q: What if unanticipated business arises at the meeting?

A: In the event that any other matter should come before the meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote your proxies, unless marked to the contrary, in their discretion as they deem advisable.

Q: How do I vote?

A: Sign and date your proxy card and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the director-nominees and FOR each of the two other proposals scheduled to be considered at the meeting.

Q: What if my shares are held through a bank or broker?

A: Shareholders who hold their shares through a bank or broker can also vote via the Internet if this option is offered by the bank or broker.

Q: May I revoke my proxy?

A: Any shareholder may revoke his or her proxy, whether (s)he votes by mail or the Internet, at any time before the meeting, by written notice received by us at our address as set forth above, attn: corporate secretary, by delivery of a subsequently dated proxy, or by attending the meeting and voting in person.

Q: Who will count the votes?

A: Representatives of our transfer agent, American Stock Transfer & Trust Company, will count the votes.

Q: Is my vote confidential?

A: Proxy cards, ballots, and voting tabulations that identify individual shareholders are mailed or returned directly to the transfer agent and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit the transfer agent to tabulate and certify the vote, and as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management.

Q: How many shares can vote?

A: Only persons who owned shares of our common stock as of May 31, 2000 can vote at the annual meeting. The total number of our shares outstanding as of May 31, 2000 was 10,361,196. A list of persons entitled to vote at the meeting will be available for inspection by any shareholder at our offices, 120 Fifth Avenue, Seventh Floor, New York, New York 10011, for a period of ten days prior to the meeting and at the meeting itself.

Q: What is a quorum?

A: A "quorum" is a majority of our outstanding shares of common stock, that may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. A WITHHELD vote will be counted for quorum purposes. However, a WITHHELD vote is not deemed present for purposes of determining whether shareholder approval has been obtained. Broker non-votes (abstentions by brokers who have proxies that do not have specific voting instructions from their beneficial owners of the shares they hold) will still be counted as part of the quorum. However, the broker nonvotes will not be counted for purposes of determining whether a proposal has been approved.

Q: How will voting on any other business be conducted?

A: We do not now know of any other business to be considered at the meeting other than the proposals described in this proxy statement. If any other business is presented at the annual meeting, your signed proxy card gives authority to I. William Lane, our Chairman, and Jonathan Braun, our Chief Executive Officer, to vote on such matters in their discretion.

Q: Who is our largest shareholder?

A: As of May 31, 2000, Mr. Jonathan Braun, our Chief Executive Officer, owned 3,000,000 shares of common stock, representing approximately 28.95% of our outstanding shares, and Dr. I. William Lane, our Chairman, owned 2,575,750 shares, or approximately 25.05% of our shares.

Q: When are shareholder proposals for the 2001 Annual Meeting due?

A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Marc Leve, our Secretary, at our address shown above, prior to March 1, 2001.

Q: Can a shareholder nominate someone to be a director?

A: As a shareholder, you may recommend any person for a directorship by writing to our Chairman, I. William Lane, at our address shown above. Recommendations must be received prior to March 1, 2001 for the 2001 annual meeting. Recommendations must be accompanied by the name, residence and business addresses of the nominating shareholder, who must also represent that he or she is a record holder of our common stock or that he or she holds such stock through a broker and the number of shares held. The recommendations must also include a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the individual(s) if the nominations are to be made at a shareholder meeting. The recommendation must include the information regarding each nominee that is required to be included in a proxy statement (e.g. name, age, experience, education, etc.). The nominating shareholder must also describe any arrangement or understanding between such shareholder and each nominee for his or her nomination or election. Finally, the recommendation must include the written consent of each nominee to serve as a director if elected.

                             ELECTION OF DIRECTORS

  There are currently seven members of our Board of Directors. David Badner, one of our Directors who also presently serves as our Executive Vice President and Chief Operating Officer, has informed us that he does not intend to stand for reelection. Consequently, the Board, by resolution, has fixed the directors to be elected at the meeting at six in number. Nominees, if elected, will serve for an additional term of one year or until their respective successors are elected and qualified.

  The following table sets forth each nominee's

  . position and offices presently held,

  . age, and

  . tenure as a director

                                                                                 Director
                 Name                  Age Position and offices presently held    since
                 ----                  --- -----------------------------------   --------
 I. William Lane......................  77      Chairman of the Board              1998
 Jonathan Braun.......................  49      Chief Executive Officer            1998
                                                and Director
 Bruno Finel..........................  40      Senior Vice President--            1998
                                                International Operations
                                                and Director
 Marc D. Leve.........................  43      Vice President--Legal              1988
                                                Affairs, General Counsel,
                                                Secretary and Director
 Stanley S. Canter....................  69      Director                           1999
 Junichi Watanabe.....................  44      Director                           1999

  I. William Lane, Ph.D has served as our Chairman since our inception in 1998. Since 1994, he has served as a consultant to Lane Labs, a natural medicine company founded upon Dr. Lane's teachings, primarily dealing with cancer research. Since 1989, he has also been the chairman of Cartilage Consultants, Inc., a company that researches and provides consulting services for the use of shark cartilage and other natural medicines. Dr. Lane is Chairman of the Center of Contemporary Diplomacy, Inc. He received his B.S. and Masters in Nutritional Science from Cornell University and his Ph.D. in Agricultural Biochemistry and Nutrition from Rutgers University.

  Jonathan Braun is the originator of the foreignTV.com concept. He has served as our Chief Executive Officer and a director since our inception. From 1995 to 1997, Mr. Braun was the president of Marinex Multimedia Corporation, a CD-rom publishing and Internet content provider company. He was the founder and, from 1991 to 1995, the President of Marinex, Inc., a public relations firm. He currently serves on the editorial board of Midstream, a monthly journal specializing in Israel and the Middle East. Mr. Braun is also President of the Center of Contemporary Diplomacy, Inc. He received his M.S. from the Columbia University School of Journalism and his B.A. in Political Science from the City College of New York, where he graduated phi beta kappa and magna cum laude.

  Bruno Finel has been affiliated with us since our inception. From 1989 to 1999 Mr. Finel was the managing director and principal stockholder of Cablevision, a ten-year old Paris-based company that produces programs for African, French and European television and provides communication and investment counseling on behalf of the governments of Namibia, the Ivory Coast, Togo and Tunisia. In addition, Mr. Finel created and managed, through Cablevision, the official public information Web sites of Namibia, Togo and Tunisia and has created news and information related Web sites devoted to Sudan and Tunisia.

  Marc Leve has been our Vice President-Legal Affairs, General Counsel, Secretary and a director since our inception. Prior thereto, Mr. Leve was an attorney at Yerushalmi & Associates, LLP, a New York law firm, and its predecessor law firm, since 1995. He was an associate at Yerushalmi, Shiboleth, Yisraeli & Roberts, LLP from 1993 to 1995. Prior to that, he practiced law in Israel at the law firm of M. Porath & Co., served as a military prosecutor in the Military Advocate General Corps of the Israeli Defense Forces and worked at the law firm of I. Tunik & Co. Mr. Leve has also been General Counsel, Vice President, Secretary and a director of the Center of Contemporary Diplomacy, Inc. since shortly after its inception. Mr. Leve received an LLB in 1984 from Bar Ilan University in Israel. He is admitted to practice law in Israel and in the State of New York.

  Stanley S. Canter was elected as one of our directors on December 28, 1999. Mr. Canter is a veteran Hollywood producer of feature films, and former Vice President of the Union Bank in Beverly Hills, California. Mr. Canter is a graduate of UCLA with a Master's degree in History and International Relations. Mr. Canter is a member of our audit committee.

  Junichi Watanabe was also elected as one of our directors on December 28, 1999. Mr. Watanabe, an executive with extensive international business experience, has worked in the United Arab Emirates, Japan, Kuwait, Canada and other countries. Mr. Watanabe is a graduate of Keio University, Tokyo, Japan with a degree in economics. Mr. Watanabe is a member of our audit and compensation committees.

Director Compensation and Election

  All of our directors hold office until our next annual meeting of shareholders and the election and qualification of their successors. Our directors receive no compensation for serving on our board other than reimbursement of reasonable expenses incurred in attending meetings. Our non-employee directors also receive an annual grant of options to acquire 10,000 shares of our common stock. Officers are elected annually by the board and serve at the discretion of the Board.

Committees of the Board of Directors

  On December 23, 1999, our Board created a compensation committee consisting of Messrs. Braun, Canter, Watanabe and Leve, and an audit committee consisting of Messrs. Canter and Watanabe. The compensation committee will review our compensation policies and administer our stock option plans. The audit committee will review the scope of our audit, the engagement of our independent auditors and their audit reports.

               PROPOSED AMENDMENT TO OUR 1999 STOCK OPTION PLAN

  Our 1999 Stock Option Plan was amended by our Board on December 28, 1999 to increase the number of shares of common stock available thereunder from 400,000 to 500,000, subject to the approval of our shareholders. We believe that this plan has been successful in the past in facilitating our efforts to attract and retain qualified employees, officers and directors in part because of our ability to offer such persons options to purchase shares of our common stock. We believe that the increase in the number of shares reserved for issuance under this plan is necessary for us to continue to attract and retain qualified employees, officers and directors.

  The plan provides for its administration by our Board or by a stock option committee appointed by our Board. Our Board or the committee, as appropriate, has discretionary authority, subject to certain restrictions, to determine those individuals to whom and the times at which options will be granted and the number of shares subject to such options. Our Board or the committee may interpret the provisions of the 1999 plan and may prescribe, amend and rescind rules and regulations relating thereto.

  The shares subject to each option granted under the plan will vest in one or more installments over the recipient's term of service with us. No option may have a term in excess of ten years, and each option will be subject to earlier termination within a designated period following the optionee's cessation of service.

  The purchase price of shares of common stock subject to an incentive stock option, within the meaning of section 422 of the Internal Revenue Code, under the plan may not be less than the fair market value of the shares on the date upon which such option is granted. In addition, in the case of an optionee who is also more than a 10% shareholder, the purchase price of the shares may not be less than 110% of the fair market value of the shares on the date upon which such option is granted. Further, the aggregate fair market value, determined as of the date of the option grant, of shares of common stock with respect to which incentive stock options are exercisable for the first time by the holder of the option during any calendar year may not exceed $100,000. The option price of non-qualified options granted under the plan is determined by our Board or the committee, as appropriate, in its absolute discretion at the time of grant, but shall in no event be less than the minimum legal consideration required. In addition, option grants at less than fair market value are intended to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code, and shall be exercisable only upon the attainment of pre-established, objective performance goals.

  The plan is open to participation by our employees, including our officers, or of any of our subsidiaries, as well as by our non-employee directors, our consultants and those of our subsidiaries. On May 31, 2000, there were approximately 30 of our employees (including seven officers), as well as four non-employee directors eligible to participate in the plan.

  As of May 31, 2000, options for 499,500 shares of common stock were outstanding under the plan, no options had been exercised and 500 shares of common stock remained available for future issuance under the plan. The most recent 100,000 of these 499,500 share option grants are contingent on shareholder approval of the proposed amendment to the plan.

  Assuming approval of the proposed amendment to the plan and after giving effect thereto, there would be 500,000 shares of common stock available for issuance under the plan, of which, as of May 31, 2000, 499,500 shares would be reserved for then issued and outstanding options.

Recommendation

  Our Board recommends a vote FOR the proposal to amend the plan.

                    APPROVAL OF OUR 2000 STOCK OPTION PLAN

  In technology industries in particular, the importance of stock based compensation methodologies has become increasingly important in the recruiting and retention of key employees. In order to enable us to better compete for talent in the market, our 2000 Stock Incentive Plan has been adopted by our Board, subject to receiving shareholder approval at this meeting.

Description of the 2000 Plan

  The following summary description of our 2000 plan is qualified in its entirety by reference to the full text of the 2000 plan, which is attached to this proxy statement as Exhibit A.

  Administration. The 2000 plan will be administered by either our Board or by our compensation committee, which presently consists of Messrs. Braun, Canter, Watanabe and Leve. Our Board or the committee, as the case may be, is to determine, among other things, the recipients of grants, whether a grant will consist of incentive stock options or nonqualified stock options or a combination thereof and the number of shares to be subject to such options.

  Eligibility. Incentive stock options within the meaning of the Internal Revenue Code may be granted only to our officers and key employees and to the officers and key employees of our subsidiaries. Nonqualified stock options may be granted to these persons as well as to our non-employee directors and consultants. As of May 31, 2000, there were 34 persons eligible to participate in the 2000 plan.

  Shares Subject to the 2000 Plan. The total number of shares with respect to which options may be granted under the 2000 plan is 1,000,000, subject to adjustment for changes in our capitalization or in connection with corporate transactions, as provided in the 2000 plan. Any shares subject to options which expire or terminate prior to being exercised may again be used for an option under the 2000 plan. To date, no options have been granted under the 2000 plan.

  Exercise Price. The per share exercise price of incentive stock options granted under the 2000 plan may not be less than the fair market value of a share of our common stock on the date upon which such option is granted. In the case of an optionee who owns more than 10% of our common stock, the per share exercise price of incentive stock options may not be less than 110% of the fair market value of a share of our common stock on the date upon which such option is granted. The per share exercise price of non-qualified options granted under the 2000 plan will be determined by our Board or a committee, as the case may be, in its absolute discretion at the time of grant.

  Manner of Payment. Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash, check or, under certain circumstances, in shares of any class of our common stock, or any combination thereof.

  Term. The term of options granted under the 2000 plan cannot exceed ten years. In the case of an optionee who owns more than 10% of our common stock, the term of incentive stock options cannot exceed five years. No option can be granted under the 2000 plan after December 31, 2009, and no option may be outstanding for more than ten years after its grant.

  Transferability. Options granted under the 2000 plan are not transferable by the optionee otherwise than by will or the laws of descent and distribution and are exercisable during the lifetime of the optionee only by the optionee or the optionee's guardian or legal representative.

  Termination and Amendment. The 2000 plan may be terminated at any time by our Board, which may also amend the 2000 plan, except that without shareholder approval, it may not increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the 2000 plan.

  Shareholder Status. Recipients of options under the 2000 plan do not have any rights as shareholders.

United States Federal Income Tax Consequences

  In general, under present federal tax laws, a grant under the 2000 plan of a stock option subject to the required risk of forfeiture should create no tax consequences, at the time of grant, for a participant. Generally, we will be entitled to tax deductions at the time and to the extent that participants recognize ordinary income. In some cases (ordinarily other than options with exercise prices no lower than fair market value of the shares of common stock on the date of grant), we will not be entitled to this deduction to the extent the amount of such income, together with other compensation received by that person from us, exceeds $1,000,000 in any one year. Upon exercise of an option, which is not an incentive stock option within the meaning of the Internal Revenue Code, a participant will be taxed on the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. A participant will generally have no taxable income upon exercising an incentive stock option. If the participant does not dispose of shares of common stock acquired pursuant to the exercise of an incentive stock option within two years of the grant or one year of the exercise, any gain or loss realized on their subsequent disposition will be capital gain or loss and we will not be entitled to a tax deduction. If such holding period requirements are not satisfied, the participant will generally realize ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise (or, if less, the amount realized upon disposition) over the option price and we will be entitled to a tax deduction. Any remaining gain is taxed as long or short-term capital gain. The value of a stock unit at the time it converts to stock and the value of restricted stock at the time the restriction lapses is taxed as ordinary income to the participant.

  Under Financial Accounting Standards Board Statement No. 123, Accounting for Stock-Based Compensation, the impact options would have on our earnings, if their value were treated as compensation expense, is disclosed in a footnote to our financial statements. To the extent that options are granted with exercise prices lower than fair market value of the shares of common stock on the date of grant or are granted to consultants, we will incur compensation expense.

Recommendation

  Our board recommends a vote FOR approval of the 2000 plan.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth below is the aggregate compensation that we paid during the years ended December 31, 1999 and 1998 to our Chief Executive Officer and to each of our other executive officers who earned in excess of $100,000 during those years.

                                                                  Long Term
                                                             Compensation Awards
                                                                  Number of
                                                                  Shares of
                                       Fiscal                    Common Stock
 Name and Principal Position            Year   Salary  Bonus Underlying Options
 ---------------------------           ------ -------- ----- -------------------
Jonathan Braun .......................  1999  $156,900  --           --
 Chief Executive Officer                1998       --   --           --
Albert T. Primo ......................  1999  $106,338 --            --
 Vice President(1)                      1998       --   --           --
Bruno Finel...........................  1999  $105,003  --           --
 Senior Vice President
 International Operations               1998       --   --           --

--------
(1) Mr. Primo resigned as both our Vice Chairman and as one of our directors on March 3, 2000.

Stock Options

  No options to acquire shares of our common stock were granted to any of our named executive officers during the year ended December 31, 1999 nor do any of such persons currently hold any options to acquire shares of our common stock.

Employment Arrangements

  Jonathan Braun, Bruno Finel, Marc Leve, Graham Cannon and Harold Berliner have each entered into five-year agreements with us that set forth the terms of their employment. These agreements were effective commencing January 1, 1999, April 13, 1999, April 13, 1999, June 1, 1999 and September 1, 1999,
respectively. Under the terms of their agreements, the minimum base salary of Messrs. Braun and Finel is $150,000 per annum, with annual increases at a rate of not less than 10%. The minimum base salary of Graham Cannon is $138,000, that of Mr. Leve is $100,000, and that of Mr. Berliner is $75,000. Each such employee will also receive a one- time bonus of $25,000 if and when we first achieve profitability.

  Each of the employment agreements, which are substantially similar, requires each employee to devote substantially his full-time business efforts to our affairs, except in the case of Mr. Berliner, who works on an as-needed basis, and Mr. Leve, who has the right to continue his private law practice, so long as his practice does not conflict with his duties as our Vice President--Legal Affairs and Secretary. Each employment agreement also provides for the payment of severance for the employee in the event of our terminating his employment other than for "cause." The severance will be an aggregate lump sum equal to one year's of the employee's minimum base salary at the date of termination, augmented by a like amount for each year of prior employment.

  David Badner, who is currently retained by us as a consultant, receives monthly compensation of $12,000, plus reimbursement of accountable expenses, for serving as our Executive Vice President and Chief Executive Officer. In addition, he is entitled to certain fees, which currently approximate $200,000, for establishing certain strategic business relationships.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Center of Contemporary Diplomacy, Inc. is a New York not-for-profit, tax-exempt organization formed in 1997 for the purpose of promoting and preserving world peace through public awareness and understanding of diplomacy in international relations. The Center was founded by I. William Lane, our Chairman, and Jonathan Braun, our Chief Executive Officer. Dr. Lane is currently serving as the Center's Chairman, Mr. Braun is the Center's President and Marc Leve, our Vice President-Legal Affairs, General Counsel and Secretary is also an officer of the Center.

  We have entered into exclusive license agreements with the Center and Mr. Braun, personally. Each of the agreements has substantial similar terms. The agreements afford us a 25-year exclusive license for unlimited use of (i) 95 different Internet Web site addresses (domain names) owned by the Center, including the name of our premier network, foreignTV.com. and (ii) 36 different addresses owned by Mr. Braun, including the name of our corporate home page, medium4.com, and the name of our networks, nicheTV.com and streamingusa.com. These 135 names constitute less than 10% of the approximately 1,500 domain names that we currently use or plan to use.

  Our exclusive license includes the right to sublicense the use of the Internet names to others. These agreements require us to pay the Center or Mr. Braun, as the case may be, an annual license fee of $600 per address for each of the first five years of the 25-year term, increasing by 5% a year thereafter through the 13th year, by 7% per year thereafter through the 21st year, by 10% per year through the 24th year and at a rate of $2,500 per address for the final year. These fees are payable irrespective of whether or not we use any or all of such addresses.

  The annual payment by us to the Center, initially will be $57,000, increasing to $237,500 for the final year. Our payment to Mr. Braun, initially will be $21,600, increasing to $90,000 for the final year. In addition, we are obligated to pay an annual maintenance fee for the addresses, currently $35 per address, to InterNIC Registration Services for the 25-year term of these agreements. We are also obligated to indemnify the Center and Mr. Braun against any and all claims asserted against either of them relating to our use of the addresses.

  The licenses will automatically renew upon their scheduled expiration for additional terms of 25 years unless we, the Center and/or Braun agree otherwise. However, we may unilaterally terminate either license at any time by paying the Center or Braun, as the case may be, a sum equal to (i) the aggregate license fees payable to such licensor in the year in which we terminate the respective license and (ii) the aggregate respective license fee we would have been required to pay in the immediately subsequent year.

  The Center and Mr. Braun have agreed that for the term of our licenses, they will not register any further addresses containing the letters "TV" or stating or implying streaming or any other similar aspect of our business. Moreover, should they license any further addresses to us for our exclusive use, our license fee shall be equal to the initial registration fee paid by the licensor for its rights to such addresses.

  Although we believe that the terms of the respective licensing arrangements are no less favorable to us than those we could have negotiated with persons having no relation to us, these arrangements should be viewed by investors as being non-arms-length in their nature.

                           PRINCIPAL SECURITY HOLDERS

  The following table sets forth as of May 31, 2000 the number and percentage of outstanding shares of our common stock held by:

  . each person (or group of affiliated persons) who is known by us to the owner of a more than 5% of our outstanding shares,

  .  each director,

  .  all executive officers and directors as a group.

                                             Number of Shares     Percentage of
 Name of Beneficial Owner                  Beneficially Owned (1)  Ownership(1)
 ------------------------                  ---------------------  -------------
I. William Lane...........................       2,595,750            25.05%
 80 Woodland Road, Apt. 4
 Short Hills, N.J. 07078


Jonathan Braun............................       3,000,000            28.95%
 24 Holly Hill Lane
 Katonah, N.Y. 10536


Graham Cannon.............................         151,467(2)          1.44%
 555 Main St. Apt. 510
 New York, N.Y. 10044


David Badner..............................         319,000(3)          2.99%
 12421 NW 15th St.
 Sunrise, Fla. 33323


Bruno Finel...............................         600,000             5.79%
 5, rue du Boccador
 Paris 75008 France


Harold I. Berliner........................          33,500(4)             *
 36 Cross Hill Road
 Hartsdale, N.Y. 10530


Marc D. Leve..............................         233,434(5)          2.25%
 264 Lexington Ave. #2A
 New York, N.Y. 10016


Stanley S. Canter.........................             --                --%
 10550 Wilshire Blvd., Ste. 905
 Los Angeles, Cal. 90024


Junichi Watanabe..........................          27,500                *
 4F-C Azabu Maxim Bldg. 2-13-5
 Azabujuban, Manto-ku
 Tokyo 106-0045, Japan


Albert T. Primo...........................         850,000             8.20%
 182 Sound Beach Avenue
 Old Greenwich, Conn. 06870


All directors and executive officers .....       6,983,151(2)(6)      65.09%
 as a group (6 persons)(6)

--------
* Less than 1%.
(1) The amounts and percentages of common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under such rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. To our knowledge, each beneficial owner named in the above table has sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(2) Reflects 151,467 shares underlying options.
(3) Includes 11,500 shares as well as 300,000 shares underlying warrants, both held by a concern in which Mr. Badner has a 50% equity interest.
(4) Represents 33,500 shares underlying options.
(5) Includes 33,334 shares underlying options.
(6) Excludes Mr. Primo, who resigned as our Vice Chairman and as one of our directors on March 3, 2000.

           COMPLIANCE WITH SECTION 16(A) OF SECURITIES EXCHANGE ACT

  Section 16(a) of the 1934 Securities Exchange Act, requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC rule to furnish us with copies of all Section 16(a) forms they file.

  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no such forms were required, we believe that during the year ended December 31, 1999, all filing requirements applicable to officers, directors and greater than 10% beneficial owners were complied with, except that each of Messrs. Badner, Canter, and Watanabe was not timely in filing his initial ownership report, and each of Messrs. Badner, Braun, Cannon and Primo was not timely in filing one monthly report of one transaction, respectively.

Independent Auditors

  A representative of Radin, Glass & Co., LLP, our independent auditors, is expected to attend the meeting will afforded the opportunity to make a statement and/or respond to appropriate questions from shareholders.

Accompanying Information

  Accompanying the proxy statement is a copy of our annual report to shareholders for our fiscal year ended December 31, 1999. The annual report includes our audited financial statements for the two fiscal years ended December 31, 1999.

                                                                      EXHIBIT A

                               MEDIUM4.COM, INC.

                            2000 STOCK OPTION PLAN

1. Purpose of Plan.

  The purpose of the Medium4.com, Inc. 2000 Stock Option Plan (the "Plan") is to promote the interests of Medium4.com, Inc. (the "Company") and its stockholders by enhancing the ability of the Company and its present and future parent and subsidiary corporations (collectively, "Related Corporations") to attract and retain competent employees, to make service on the Board of Directors of the Company (the "Board") more appealing to present and prospective non-employee directors of the Company and to encourage stock ownership in the Company by officers, non-employee directors, valued employees and other individuals whose judgment, initiative and efforts are instrumental to the financial success and growth of the Company. As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

2. Options Granted under Plan.

  (a) The Company is authorized under this Plan to (i) grant options that qualify as "incentive stock options" ("ISOs") under Section 422 of the Code and (ii) grant options that do not qualify as ISOs ("Non-Qualified Options"). Both ISOs and Non-Qualified Options are referred to herein individually as an "Option" and collectively as "Options."

  (b) Options granted pursuant to this Plan shall be authorized by action of the Board or by a committee appointed by the Board (the "Committee"). The Board or the Committee, as the case may be, in its sole discretion, may designate the Options granted hereunder as either ISOs or Non-Qualified Options. Options designated as ISOs that fail to satisfy, or fail to continue to satisfy, the requirements of Section 422 of the Code by reason of the transfer, exercise or failure to exercise such Options or as otherwise provided in Section 422 of the Code shall be redesignated as Non-Qualified Options automatically on the date of such failure without further action by the Board.

3. Administration of Plan.

  (a) Administrative Body. The Plan shall be administered by the Board or by the Committee. If no Committee has been appointed, all references in this Plan to the "Committee" shall mean the Board. Administration of the Plan shall be subject to the following: (i) to the extent required by applicable regulations under Section 162(m) of the Code, the Committee shall by comprised of two or more "outside directors" (as defined in applicable regulations thereunder); and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3"), the Plan shall be administered by a disinterested administrator or administrators within the meaning of Rule 16b-3.

  (b) Committee Authority. Subject to ratification of the grant or authorization of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to:

    (i) determine to whom (from among the class of employees eligible to receive ISOs under paragraph 4 hereof) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 4 hereof to receive Non-Qualified Options) Non-Qualified Options shall be granted;

    (ii) determine the time or times at which Options shall be granted;

    (iii) determine the purchase price of shares subject to each Option, which prices shall not be less than the minimum price specified in paragraph 7 hereof;

    (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;

    (v) determine (subject to paragraph 8) the time or times when each Option shall become exercisable and the duration of the exercise period;

    (vi) extend the period during which outstanding Options may be exercised;

    (vii) determine whether restrictions are to be imposed on shares subject to Options and the nature of such restrictions, if any; and

    (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under the Plan shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

  (c) Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

  (d) Grant of Options to Board Members. Subject to the provisions of paragraph 3(a) above, if applicable, Options may be granted to members of the Board. All grants of Options to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of paragraph 3(a) above, members of the Board who either (i) are eligible to receive grants of Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to such member.

  (e) Exculpation. No member of the Board shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this subparagraph 3(e) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

  (f) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

4. Eligible Employees and Others.

  ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. In determining whether to grant an Option, the Committee may take into consideration a recipient's individual circumstances, years of service to the Company and Related Corporations, value of services to the Company and Related Corporations and/or such other matters as the Committee, in the exercise of its discretion, may determine. The granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Options.

5. Stock Subject to Options.

  The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock") or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 1,000,000, subject to adjustment as provided in paragraph 14 hereof. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to such Option shall again be available for grants of Options under the Plan.

6. Granting of Options.

  Options may be granted under the Plan at any time on or after January 1, 2000 and prior to December 31, 2009. The date of grant of an Option under the Plan shall be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance based compensation to the extent required under proposed Treasury Regulation Section 1.162-27 and any successor regulation.

7. Minimum Option Price; ISO Limitations.

  (a) Price for Non-Qualified Options. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. Non-Qualified Options granted under the Plan with an exercise price less than the fair market value per share of Common Stock on the date of grant are intended to qualify as performance based compensation under Section 162(m) of the Code and any applicable regulations thereunder and any such any Non-Qualified Options granted with an exercise price less than the fair market value per share of Common Stock on the date of grant shall be exercisable only upon the attainment of a preestablished, objective performance goal established by the Committee.

  (b) Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

  (c) $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company shall designate any Options granted in excess of such limitation as Non-Qualified Options.

  (d) Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

8. Option Duration.

  Subject to earlier termination as provided in paragraphs 10 and 11 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 7(b). Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO.

9. Exercise of Option.

  Subject to the provisions of paragraphs 10 through 13 hereof, each Option granted under the Plan shall be exercisable as follows:

    (a) Vesting. The Option shall either be vested and fully exercisable on the date of grant or shall become vested and exercisable thereafter on such dates and in such installments as the Committee may specify.

    (b) Full Vesting of Installments. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

    (c) Partial Exercise. Each Option or installment thereof may be exercised at any time, and from time to time, in whole or in part, up to the total number of shares with respect to which such Option is then exercisable.

    (d) Acceleration of Vesting. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 7(c) hereof.

10. Termination of Employment.

  Unless otherwise specified in the agreement relating to such Option, if an optionee of an ISO or a Non-Qualified Option ceases to be employed by the Company and all Related Corporations other than by reason of death or disability or as otherwise specified in paragraph 10, no further installments of his or her Option shall become exercisable, and his or her Option shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment, or (b) the specified expiration date of the Option. For purposes of this paragraph 10, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 10, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Option the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

11. Death; Disability; Breach.

  (a) Death. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any Option owned by such optionee may be exercised, to the extent otherwise vested and exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, until (but not later than) the earlier of (i) the specified expiration date of the Option or (ii) one (1) year from the date of the optionee's death.

  (b) Disability. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, any Option owned by such optionee may be exercised, to the extent otherwise vested and exercisable on the date of such termination , until (but not later than) the earlier of
(i) the specified expiration date of the Option or (ii) one (1) year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

  (c) Breach. If an optionee (i) voluntarily terminates his or her employment with the Company or any Related Corporation or (ii) ceases to be employed by the Company and all Related Corporation by reason of a finding by the Committee that the optionee breached his or her employment or service contract with the Company or any Related Corporation, or (iii) if the Committee determines that an optionee has either (A) engaged in conduct punishable as a felony in connection with his or her performance of services for the Company or any Related Corporation, (B) unlawfully taken or used any property of the Company or any Related Corporation or (iii) used for his or her own benefit, or disclosed to any third party, any proprietary confidential information of the Company or any Related Corporation, then, in any of such events, the Option shall immediately terminate and the optionee shall automatically forfeit all shares for which the Company has not yet delivered share certificates upon refund by the Company of the exercise price of such Option. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

12. Assignability.

  No Option shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Option shall be exercisable only by such grantee.

13. Terms and Conditions of Options.

  Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the

Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14. Adjustments.

  Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

    (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    (b) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (B) shares of stock of the surviving corporation or (C) such other securities as the Successor Board deems appropriate, the fair market value of which shall approximate the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

    (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

    (d) Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

    (e) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

    (f) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    (g) Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

    (h) Adjustments. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 5 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 14 and, subject to paragraph 3, its determination shall be conclusive.

15. Means of Exercising Options.

  An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above in this paragraph 15. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b),
(c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

16. Term and Amendment of Plan.

  This Plan was adopted by the Board on January 1, 2000, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained on or prior to December 31, 2000, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on December 31, 2010 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 14); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 4 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 7(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 14); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 16, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

17. Application Of Funds.

  The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

18. Notice to Company of Disqualifying Disposition.

  By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

19. Withholding of Additional Income Taxes.

  Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

20. Governmental Regulation.

  The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

21. Governing Law.

  The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of New York.

                               Medium4.com, Inc.
                                120 Fifth Avenue
                            New York, New York 10010


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints I. William Lane and Jonathan Braun as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse side hereof, all the shares of Common Stock of Medium4.com, Inc. (the "Company") held of record by the undersigned on May 31, 2000, at the Annual Meeting of Stockholders to be held on Friday, July 7, 2000 or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2 and 3.

                         (To Be Signed on Reverse Side)

1.   Election of directors:

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list at right)


FOR all nominees          WITHHOLD AUTHORITY            NOMINEES:

                                                        I. William Lane
listed at right           to vote for all               Jonathan Braun
(except as marked         nominees listed               Bruno Finel
to the contrary           at right                      Marc D. Leve
at right)                                               Stanley S. Canter
                                                        Junichi Watanabe

     [ ]                         [ ]

2. To consider and vote upon a proposal to amend the Company's 1999 stock option plan to increase the total number of shares with respect to which options may be granted thereunder from 400,000 to 500,000.

     FOR [ ]                  AGAINST [ ]                  ABSTAIN [ ]

3. To consider and vote upon a proposal to approve the Company's 2000 stock option plan.

     FOR [ ]                  AGAINST [ ]                  ABSTAIN [ ]

4.   To transact such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                            ________________________________
                                            Signature


                                            Date: __________________________


                                            ________________________________
                                            Signature, if held jointly


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.